                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 16, 2007
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                              UNITED CAPITAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-10104                 04-2294493
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(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

   9 Park Place, Great Neck, New York                                   11021
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(Address of principal executive offices)                              (zip code)

       Registrant's telephone number, including area code: (516) 466-6464
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On March 16, 2007 Michael Lamoretti, a Director and executive officer of
United Capital Corp. (the "Company"), exercised options to purchase 5,000 and
18,000 shares of the Company's Common Stock, $.10 par value (the "Common Stock")
at exercise prices of $9.375 and $12.58 per share, respectively, Michael
Weinbaum, also a Director and executive officer of the Company exercised options to purchase 10,000 and 10,000 shares of Common Stock at exercise prices of
$9.375 and $8.50 per share, respectively, and Anthony J. Miceli, also a Director and executive officer of the Company exercised options to purchase 30,000 shares of Common Stock at an exercise price of $9.375 per share. On such date each of
Messrs. Lamoretti, Weinbaum and Miceli sold the shares of Common Stock that they acquired upon exercise of the options to the Company at a purchase price of
$34.40 per share. The shares acquired by the Company were acquired pursuant to the Company's previously announced stock buy back plan. Upon completion of the transactions, the Company is authorized to repurchase up to approximately $4.0 million of Common Stock under its previously announced buy-back plan.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      UNITED CAPITAL CORP.

Dated: March 22, 2007                 By: /s/ Anthony J. Miceli
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                                          Name:  Anthony J. Miceli
                                          Title: Vice President, Chief Financial
                                                 Officer and Secretary